Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of DND Technologies, Inc., a Nevada corporation (the "Company"), hereby certify that:

      To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

                                                     BY:  /s/ Douglas N. Dixon
                                                        ----------------------
                                                           DOUGLAS N. DIXON
                                                        CHIEF EXECUTIVE OFFICER

Dated: May 15, 2003

                                                     BY:  /s/ Paul Gallo
                                                        ----------------------
                                                              PAUL GALLO
                                                        CHIEF FINANCIAL OFFICER


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